Exhibit 10.20
McKesson Corporation
2005 Stock Plan — Stock Option Grant Notice

Name	Type of Option:	Nonqualified Stock Option
Address	Grant Date:

Shares Granted:

Price per Share:

Vesting Schedule:

Expiration Date:

McKesson Corporation (the “Company”) is pleased to grant you a nonqualified stock option under the Company’s 2005 Stock Plan (the “Plan”) to purchase shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions Applicable to Stock Options Granted Pursuant to the Plan (the “STC”) sets forth the terms of your grant. The STC and the Prospectus covering the shares granted are included with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN OPTION. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
This option is subject to earlier termination than the expiration date set above in certain circumstances, as set forth in the plan.
For more information about stock options and how to exercise your options, visit the Corporate Secretary’s web site on McKNet or http://mcknethost.mckesson.com/corpsec/ and click on Stock Plan Administration.
By signing below, I acknowledge that:
1.	I have previously received a copy of the McKesson Corporation Annual Report on Form 10-K for the most recent fiscal year (“Form 10-K”); or

2.	I have notice of the availability of the Form 10-K on the company’s web site, at www.mckesson.com under Investor Resources; and

3.	I have access to the Company’s web site; and

4.	I consent to receiving a copy of the Form 10-K electronically.

5.	I accept ALL the terms and conditions as set forth in the Prospectus, the Plan and the Statement of Terms and Conditions Applicable to Stock Options Granted Pursuant to the Plan.
To receive a paper copy of the Plan or the Form 10-K, please contact the Corporate Secretary’s office at 415-983-8367.
IN WITNESS WHEREOF, the Optionee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Optionee Signature	Date

John H. Hammergren
Chairman, President and Chief Executive Officer
McKesson Corporation
***************************************
PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:
McKesson Corporation
The Corporate Secretary’s Office
One Post Street, 33rd Floor
San Francisco, CA 94104
ATTACHMENTS:
•	2005 Stock Plan Document

•	2005 Stock Plan Prospectus

•	Statement of Terms & Conditions Dated July 26, 2005

•	Designation of Beneficiary Form